EXHIBIT 32(A)
                                                                   -------------

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Scott M. Jarus, President of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, thAT:

1. The accompanying quarter report on Form 10-Q for the quarter ended September 30, 2004 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d), as applicable, of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of j2 Global Communications, Inc.

                                                 /s/ Scott M. Jarus
                                                 -----------------------------
                                                 Scott M. Jarus
                                                 President
                                                 (Principal Executive Officer)

Dated: November 8, 2004

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT HAS BEEN PROVIDED TO J2 GLOBAL COMMUNICATIONS, INC. AND WILL BE RETAINED BY J2 GLOBAL COMMUNICATIONS, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.